Deutsche Bank Global Financial Services Investor Conference William H. Rogers, Jr., Chairman and Chief Executive Officer, SunTrust Banks, Inc. June 2, 2015

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2014 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio and capital returns are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions. A deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; our framework for managing risks may not be effective in mitigating risk and loss to us; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; we are subject to certain risks related to originating and selling mortgages. We may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on our common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel. If these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations. They require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries. Important Cautionary Statement

3 Investment Thesis Improving Returns & Efficiency Investing in Growth Opportunities Strong & Diverse Franchise Strong Capital Position Supports Growth

Franchise Overview

Who is SunTrust?

- A leading financial institution focused on meeting clients' needs and improving their financial well-being
- Our organization is differentiated by:
  - A "Client First" culture and a "One Team" approach
  - Being the right size—large enough to compete with the largest banks while still being nimble
  - Leading market shares in high growth and densely populated markets in the Southeast and Mid-Atlantic
  - Business diversity—a strong regional bank with key national businesses and full product capabilities

Key Dimensions[1] (Rank[2])

Assets	$190 B (9th)
Loans	$132 B (8th)
Deposits	$144 B (9th)
Branches	1,444 (8th)
ATMs	2,176 (10th)
Market Capitalization	$21.5 B
Clients	~4.7 MM
Teammates[3]	24,466

Attractive Footprint

Deposit Market Share in Respective Top 10 MSAs[4]

Projected Population Growth of Deposit Footprint[5]



13.0%
#3 of 11
6.9%
5.0%
#1 of 11
2.9%
STI
Peer Median
STI
Peer Median

Please see Appendix Slide #22 for footnotes

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Diverse Business Mix and Strong Franchises

Diverse Business Mix[1]


Mortgage Banking 12%
Private Wealth Management 11%
Consumer Lending 7%
CRE 3%
Other 2%
Retail Banking 32%
Corporate & Investment Banking 20%
Commercial & Business Banking 13%

Total Adjusted Revenue[1]: $8.2 Billion

Line of Business	Key Strengths / Differentiators
Retail Banking	• #3 deposit market share in footprint[2] • Online banking recognition[3]: 1st place in Online Banking and top 5 scores in Mobile Banking, Digital Adoption, and Digital Strategy • Presence concentrated in high-growth, urban markets
Corporate & Investment Banking	• Full-service capabilities (products and industry verticals) with a focus on middle market clients • 7 consecutive years of record investment banking income
Commercial & Business Banking	• Leveraging CIB capabilities to drive further growth • Best brand winner for small business and middle market banking (Greenwich Associates); 11 Greenwich Excellence awards in Business Banking
Mortgage Banking	• #4 mortgage originator in footprint[4] • Ranked in the Top 10 for both Servicing and Origination in J.D. Power Client Satisfaction results[5] • Significant improvement in profitability
Private Wealth Management	• Strong historical presence in trust services • Specialty niches (sports & entertainment, medical, legal) create tailored client experience • SummitView: differentiated technology
Consumer Lending	• 45+ year history in indirect auto business • Focus on prime and super-prime clients • Innovative platforms (LightStream, Greensky partnership) create growth opportunities
CRE	• Full-service financial provider to CRE developers and investors • Strong partnership with CIB to provide full capital markets capabilities • Lower CRE concentration relative to peers: more capacity for growth

Please see Appendix Slide #22 for footnotes

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6 Investment Thesis Improving Returns & Efficiency Investing in Growth Opportunities Strong & Diverse Franchise Strong Capital Position Supports Growth

7 0.72% 0.46% 1Q 14 1Q 15 $27.82 $30.49 1Q 14 1Q 15 $0.73 $0.78 1Q 14 1Q 15 Solid Progress on Key Fronts Earnings Per Share Nonperforming Loan Ratio Tangible Book Value per Share1 Average Loan and Deposit Growth (growth rates represent 1Q 14 vs. 1Q 15) 4% 9% Loan Growth Client Deposit Growth 1. Book values per common share were $39.44 and $42.21 for 1Q 14 and 1Q 15, respectively. Please refer to the appendix for the GAAP reconciliation (figures are period end)

8 64.9% 64.4% 1Q 14 1Q 15 15% reduction in adjusted noninterest expense Significant Reduction in Adjusted Tangible Efficiency Ratio1 1. GAAP efficiency ratios were 72.0%, 59.3%, 71.2%, 66.7%, 66.8%, and 64.2% for 2011, 2012, 2013, 2014, 1Q 14, and 1Q 15, respectively. Please refer to the appendix for the GAAP reconciliations Deepen Client Relationships Optimize Balance Sheet and Business Mix Drive Execution Excellence and Build a Performance Culture 71.7% 68.9% 65.3% 63.0% < 63% < 60% 2011 2012 2013 2014 2015 Target Long-term Target

9 0.88% 0.98% 2013 2014 Balance Sheet Optimization 1. Data as of March 31, 2015. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding 2. 2013 and 2014 reported return on average assets were 0.78% and 0.97%, respectively. Please refer to the appendix for the GAAP reconciliations Commercial & Industrial 50% Residential Mortgage (non-guaranteed) 18% Consumer Lending 12% Home Equity 11% Maintain Diversity1 CRE & Construction 6% Total Loans: $132.4 Billion Diversified across ~20 industry sectors and lines of business Improve Returns2 Adjusted ROAA

10 Investment Thesis Improving Returns & Efficiency Investing in Growth Opportunities Strong & Diverse Franchise Strong Capital Position Supports Growth

11 54% ~50% 2014 Opportunity 6% 11% STI Peer Median $5.6 $6.5 1Q 14 1Q 15 $379 $407 1Q 14 1Q 15 Wholesale Banking Areas of Focus 1. Includes investor-owned commercial real estate, commercial construction and land development, and multifamily loans. Source: Y-9C Bank Holding Company data as of March 31, 2015 2. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC 3. Represents growth in expenses associated with investments in technology, marketing, training, and consulting Grow CRE ($ in billions, average balances) Continue CIB Momentum Drive Higher Productivity in Commercial Banking ($ in millions) Tangible Efficiency Ratio CRE1 as % of Total Loans 2 Average Loans Driven by higher revenue / FTE Revenue 2012 2014 $42.3 $47.5 1Q 14 1Q 15 Invest in Treasury & Payment Solutions ($ in billions, average balances) Investments in Technology3 Wholesale Banking Deposits

Consumer Banking and Private Wealth Management Areas of Focus

Improve Retail Productivity


16%
Core Needs Met[1]
1Q 13
1Q 14
1Q 15

Enhance Consumer Lending Growth and Returns

($ in billions, average balances)


Credit Card, GreenSky partnership, LightStream
Other Consumer Loans[2]
$1.2
$13.8
9%
$2.8
$13.5
1Q 14
1Q 15

Increase Wealth Management Related Revenue[3]

($ in millions)


$142
10%
$155
1%
$158
1Q 13
1Q 14
1Q 15

Execute Omni-Channel Strategy


Self-Service
Assisted-Service
Full-Service
Virtual
Physical
Interactive Voice Response
SunTrust.com & Online Banking
Mobile & Tablet
Social Media
Chat & Email
Agent, Banker, Specialist
ATM
Teller Connect/Kiosk
Branch

1. Total number of core product sales booked in traditional branches / number of sales FTEs / number of business days
2. Excludes residential mortgage, home equity, and guaranteed student loans. Other consumer loans primarily consist of indirect auto
3. Includes retail investment income and trust and investment management income. Excludes RidgeWorth revenue

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13 2012 2014 Omni-Channel & Digital Spotlight Investments in Digital Resulting In… An Improved Client Experience Higher Consumer Online Banking/Mobile Penetration3 Growth in Consumer Self-Service Deposits4 1 2 3 Digital Banking Awards1 • #1 Online Banking • Top 5 – Mobile Banking, Digital Adoption, Digital Strategy SummitView • “Best-in-class” rating2 among financial planning solutions • Featured in Barron’s (2014) (Example SummitView dashboard) Lower Branch Transactions 2012 2014 4 Please see Appendix Slide #22 for footnotes 55% 63% 26% 37% 2012 2014 Online Banking Mobile 22% 32% 201 2014

14 1.3% 1.6% 1Q 14 1Q 15 $186 $106 $115 1Q 14 1Q 15 Mortgage Banking Areas of Focus ($ in billions) 1. Total losses include net charge-offs for balance sheet loans and repurchase losses for sold loans (represents all loans originated from 1Q 09 through 1Q 15) 2. SunTrust Mortgage’s closed loan volume as a percentage of the average of the total industry closed loan volume, as published by FHLMC, FNMA and the MBA ($ in millions) Servicing for Others UPB ($ in billions, period-end balances) Maintain Strong Expense Discipline Originate High Quality Mortgages Targeted Production Growth Increase Servicing Portfolio Originations 1Q 09 – 1Q 15 Total Losses1 $0.05 Loss Rate = ~3 bps Mortgage Origination Market Share2 $269 $186 $177 83% 79% 70% 1Q 13 1Q 14 1Q 15 Noninterest Expense Efficiency Ratio

15 Investment Thesis Improving Returns & Efficiency Investing in Growth Opportunities Strong & Diverse Franchise Strong Capital Position Supports Growth

16 9.7% Basel III CET1 CCAR 2014 CCAR 2015 Quarterly Dividend Share Repurchase 2.4% 3.3% STI Peer Median $128.5 $133.3 1Q 14 1Q 15 Strong Capital Position Supports Growth Growing Capital Returns Strong Capital Position Allows For… Increased Client Lending Targeted M&A  LightStream (2012)  Lantana Oil & Gas Partners (2014)  MSR acquisitions ($17 billion UPB since January 2014) ($ in billions, average balances) 1 3 2 Stressed Capital Erosion1 $0.20/share $0.24/share $523 million Up to $875 million over 5 quarters #1 out of 11 2 1. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2015 CCAR severely adverse scenario 2. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC Fully Phased-in 3/31/15

17 Investment Thesis Improving Returns & Efficiency Investing in Growth Opportunities Strong & Diverse Franchise Strong Capital Position Supports Growth    

Appendix

19 Reconciliation of Tangible Book Value Per Share ($ in millions, period end balances) 1Q 14 1Q 15 Total Shareholders' Equity $21,817 $23,260 Goodwill, net of deferred taxes of $193 million and $231 million, respectively (6,184) (6,106) Other Intangible Assets, net of deferred taxes of $1 million and $0 million, respectively, and MSRs (1,281) (1,193) MSRs 1,251 1,181 Tangible Equity $15,603 $17,142 Preferred Stock (725) (1,225) Tangible Common Equity $14,878 $15,917 Tangible Book Value per Common Share1 $27.82 $30.49 1. SunTrust presents a tangible book value per common share that excludes the after-tax impact of purchase accounting intangible assets and also excludes preferred stock from tangible equity. The Company believes this measure is useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity as well as preferred stock (the level of which may vary from company to company), it allows investors to more easily compare the Company’s book value on common stock to other companies in the industry.

Reconciliation of Efficiency Ratio

($ in millions)

	2011	2012	2013	2014	1Q 14	1Q 15
Reported (GAAP) Basis						
Reported Revenue - FTE	$8,600	$10,598	$8,194	$8,305	$2,030	$1,992
Reported Noninterest Expense	6,194	6,284	5,831	$5,543	1,357	1,280
Amortization	43	46	23	$25	3	7
Efficiency Ratio	72.0%	59.3%	71.2%	66.7%	66.8%	64.2%
Tangible Efficiency Ratio	71.5%	58.9%	70.9%	66.4%	66.7%	63.9%
Adjusted Basis						
Reported Revenue - FTE	$8,600	$10,598	$8,194	$8,305	$2,030	$1,992
Adjustment Items:						
3Q-4Q 12 student / Ginnie Mae loan sale (losses)	-	(92)	-	-	-	-
Fair value mark-to-market and securities gains/(losses)[1]	197	1,934	(2)	(1)	2	(2)
HARP 2.0 MSR valuation adjustment	(38)	-	-	-	-	-
GSE mortgage repurchase settlements	-	-	(63)	-	-	-
RidgeWorth sale	-	-	-	105	-	-
Legacy affordable housing recovery	-	-	-	-	-	18
Adjusted Revenue - FTE[2]	$8,441	$8,756	$8,260	$8,202	$2,029	$1,976
Reported Noninterest Expense	$6,194	$6,284	$5,831	$5,543	$1,357	$1,280
Adjustment Items:						
Legacy affordable housing impairment	10	96	-	28	36	-
Charitable contribution of KO shares	-	38	-	-	-	-
Real estate charge	-	17	-	-	-	-
Goodwill impairment	-	7	-	-	-	-
Loss on debt extinguishment	(3)	16	-	-	-	-
Pension curtailment, net of 401(k) contribution	(60)	-	-	-	-	-
Severance	27	40	-	-	-	-
Impact of certain legacy mortgage legal matters	-	-	323	324	-	-
Mortgage servicing advances allowance increase	-	-	96	-	-	-
Potential mortgage servicing settlement & claims expense	120	-	-	-	-	-
Adjusted Expense[2]	$6,099	$6,070	$5,412	$5,190	$1,321	$1,280
Efficiency Ratio - Adjusted Basis	72.3%	69.3%	65.5%	63.3%	65.1%	64.8%
Tangible Efficiency Ratio - Adjusted Basis	71.7%	68.9%	65.3%	63.0%	64.9%	64.4%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions

Note: Totals may not foot due to rounding

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Reconciliation of 2013 and 2014 Income Statements

Income Statement ($ in millions, except per-share data)	2013 Reported Earnings	Impact from Significant 2013 Items	2013 Adjusted Earnings	2014 Reported Earnings	Impact from Significant 2014 Items	2014 Adjusted Earnings
NET INTEREST INCOME	$4,853		$4,853	$4,840		$4,840
Provision for Credit Losses	553		553	342		342
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	4,300		4,300	4,498		4,498
NONINTEREST INCOME						
Service charges on deposit accounts	657		657	645		645
Trust and investment management income	518		518	423		423
Retail investment services	267		267	297		297
Other charges and fees	369		369	368		368
Investment banking income	356		356	404		404
Trading Income	182		182	182		182
Card fees	310		310	320		320
Mortgage production related income / (loss)	314	(63) [1]	377	201		201
Mortgage servicing related income	87		87	196		196
Other noninterest income	152		152	302	105 [6]	197
Net securities gains	2		2	(15)		(15)
Total noninterest income	3,214	(63)	3,277	3,323	105	3,218
NONINTEREST EXPENSE						
Employee compensation and benefits	2,901		2,901	2,962		2,962
Net occupancy expense	348		348	340		340
Outside processing and software	746		746	741		741
Equipment expense	181		181	169		169
Marketing and customer development	135		135	134		134
Amortization/impairment of intangible assets/goodwill	23		23	25		25
Operating losses	503	323 [2]	180	441	324 [7]	117
FDIC premium/regulatory exams	181		181	142		142
Other noninterest expense	813 [3]	96 [4]	717	589		589
Total noninterest expense	5,831	419	5,412	5,543	324	5,219
INCOME BEFORE PROVISION FOR INCOME TAXES	1,683	(482)	2,166	2,278	(219)	2,497
Provision/(benefit) for income taxes	322 [3]	(303) [5]	625	493	(212) [8]	705
NET INCOME INCLUDING INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	1,361	(179)	1,541	1,785	(7)	1,792
Net income attributable to noncontrolling interest	17		17	11		11
NET INCOME	1,344	(179)	1,523	1,774	(7)	1,782
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	1,297	(179)	1,476	1,722	(7)	1,729
EPS - DILUTED	$2.41	($0.33)	$2.74	$3.23	($0.01)	$3.24
RETURN ON AVERAGE ASSETS	0.78%	-0.10%	0.88%	0.97%	-0.01%	0.98%

Please see Appendix Slide #22 for footnotes

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22 Footnotes Slide #5: 1. Based on 2014 FTE Revenue. Corporate & Investment Banking excludes a $49 million lease impairment. Mortgage Banking excludes $41 million of gains related to loan sales. Other includes Corporate, RidgeWorth, certain Treasury & Payment Solutions standalone client sub-segments and legacy affordable housing business and excludes a $105 million pre-tax gain on sale of RidgeWorth. 2. Source: SNL Financial. In-footprint rank includes all banks with deposits in FL, GA, VA, TN, MD, NC, DC, SC, AL, WV, AR, and MS (as of June 30, 2014), per FDIC deposit market share data 3. Source: Javelin Strategy & Research 2014 Digital Banking Experience Leaders (July 2014) 4. Source: SNL Financial. Data represents 2013 originations 5. Source: JD Power 2014 U.S. Primary Mortgage Origination Satisfaction Study Slide #21: 1. Reflects the pre-tax impact of mortgage repurchase settlements with Fannie Mae and Freddie Mac. 2. Reflects the pre-tax impact from the settlement of certain legal matters. 3. In accordance with updated GAAP, amortization of affordable housing investments of $49 million was reclassified and is now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense. 4. Reflects the pre-tax impact from the mortgage servicing advances allowance increase. 5. Reflects the income tax benefit related to footnotes #1, #2, and #3 ($190) and the other tax items ($113) referred to in the October 10, 2013, 8-K. 6. Reflects the pre-tax gain associated with the RidgeWorth sale. 7. Reflects the pre-tax impact of certain legacy mortgage legal matters ($324). 8. Reflects the income tax benefit related to footnotes #6 and #7 ($82) and the income tax benefit related to the completion of a tax authority exam ($130) Note: Totals may not foot due to rounding Slide # 13: 1. Source: Javelin Strategy & Research 2014 Digital Banking Experience Leaders (July 2014) 2. Source: Third party financial industry research firm examining financial planning solutions 3. Online banking penetration measured as the percentage of households with a checking account that bank online at least once in a 90 day period. Mobile banking penetration measured as the percentage of households with a checking account that bank through either the Mobile App, Mobile Web or Tablet App at least once in a 90 day period 4. Self-service consumer deposit transactions include Mobile, Tablet and ATM (excludes direct deposit). Full-service consumer deposit transactions include Branch transactions Slide #4: 1. As of March 31, 2015 2. Rank amongst U.S. commercial banks, excluding non-traditional commercial banks, as of March 31, 2015 3. Represents full-time equivalent employees 4. Source: SNL Financial, as of June 30, 2014, based on top 10 MSAs (by deposits) for each institution. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 5. Source: SNL Financial, as of May 5, 2015, based on five-year projected change (2015-2020). Weighted average by deposits in MSAs and counties not in any MSA Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC